UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 8, 2007

CNX GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4000 Brownsville Road
South Park, Pennsylvania	15129
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:
(412) 854-6719
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure.
     CNX Gas Corporation issued a press release on January 8, 2007 regarding certain expected capital expenditure results for fiscal year 2006 and its capital expenditure plan for fiscal year 2007, a copy of which is attached hereto.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibit.

Exhibit 99.1	Press release of CNX Gas Corporation dated January 8, 2007.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press release of CNX Gas Corporation dated January 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION

By:	/s/ Nicholas J. DeIuliis

Nicholas J. DeIuliis,
President and Chief Executive Officer
Dated: January 8, 2007